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                                  Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2002-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE: FEBRUARY 28, 2005

(i)      Amount of principal being paid or distributed in respect of the Class I-A-1  Notes:            $5,426,370.91
         ($0.00006633705 per $1,000 original principal amount of Class I-A-1 Notes)

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2  Notes:              $747,716.77
         ($0.00000408588 per $1,000 original principal amount of Class II-A-2 Notes)

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B    Notes:                    $0.00
         ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:            $6,117,713.17
         ($0.00004565458 per $1,000 original principal amount of Class II-A-1 Notes)

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:            $8,171,188.60
         ($0.00001474944 per $1,000 original principal amount of Class II-A-2 Notes)

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1   Notes:               $33,477.29
         ($0.00000040926 per $1,000 original principal amount of Class I-A-1 Notes)

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2   Notes:            $1,189,130.59
         ($0.00000649798 per $1,000 original principal amount of Class I-A-2 Notes)

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B     Notes:               $63,854.61
         ($0.00000778715 per $1,000 original principal amount of Class I-B Notes)

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1  Notes:               $38,824.93
         ($0.00000028974 per $1,000 original principal amount of Class II-A-1 Notes)

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2  Notes:            $3,893,963.36
         ($0.00000702881 per $1,000 original principal amount of Class II-A-2 Notes)

(xi) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

         (1)    Distributed to Class I-A-1 Noteholders:                                         $0.00
                ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

         (2)    Distributed to Class I-A-2 Noteholders:                                         $0.00
                ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

         (3)    Distributed to Class I-B Noteholders:                                           $0.00
                ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

         (4)    Distributed to Class II-A-1 Noteholders:                                        $0.00
                ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

         (5)    Distributed to Class II-A-2 Noteholders:                                        $0.00
                ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

         (6)    Balance on Class I-A-1 Notes:                                                   $0.00
                ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

         (7)    Balance on Class I-A-2 Notes:                                                   $0.00
                ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

         (8)    Balance on Class I-B Notes:                                                     $0.00
                ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

         (9)    Balance on Class II-A-1 Notes:                                                  $0.00
                ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

         (10)   Balance on Class II-A-2 Notes:                                                  $0.00
                ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xii)    (X)    Payments made under the Group I Cap Agreement on such date:
                ($0.00 with respect to the Class I-A-1 Notes,
                 $0.00 with respect to Class I-A-2 Notes, and
                 $0.00 with respect to Class I-B Notes), and

         (Y)    payments made under the Group II Cap Agreement on such date:
                ($0.00 with respect to Class II-A-1 Notes and
                 $0.00 with respect to the Class II-A-2 Notes); and
                the total outstanding amount owed to the Cap Provider:
                 $0.00 with respect to the Group I Cap Agreement and
                 $0.00 with respect to the Group II Cap Agreement.
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

(xiii)   (X)    GROUP I POOL BALANCE at the end of the related Collection Period:               $190,452,283.23 and
         (Y)    GROUP II POOL BALANCE at the end of the related Collection Period:              $545,828,811.40

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1   Notes:                                   $0.00
                (2)Pool Factor for the Class I-A-1 Notes:                                                     -
         (b)    (1)outstanding principal amount of CLASS I-A-2   Notes:                         $182,252,283.23
                (2)Pool Factor for the Class I-A-2 Notes:                                           0.995914100
         (c)    (1)outstanding principal amount of CLASS I-B   Notes:                             $8,200,000.00
                (2)Pool Factor for the Class I-B Notes:                                             1.000000000
         (d)    (1)outstanding principal amount of CLASS II-A-1   Notes:                                  $0.00
                (2)Pool Factor for the Class II-A-1 Notes:                                                    -
         (e)    (1)outstanding principal amount of CLASS II-A-2   Notes:                        $545,828,811.40
                (2)Pool Factor for the Class II-A-2 Notes:                                          0.985250600

(xv)     NOTE INTEREST RATE for the Notes:
         (a)    In general:
                         (1)Three-Month LIBOR
                            for the period from the previous Distribution Date to this Distribution Date was        2.38063%
                         (2)the Student Loan Rate was for Group I:                   6.00695%     and Group II:     4.50203%
         (b)    Note Interest Rate for the CLASS I-A-1   Notes:                      2.44063%     based on        Index-based Rate
         (c)    Note Interest Rate for the CLASS I-A-2   Notes:                      2.57063%     based on        Index-based Rate
         (d)    Note Interest Rate for the CLASS I-B   Notes:                        3.08063%     based on        Index-based Rate
         (e)    Note Interest Rate for the CLASS II-A-1   Notes:                     2.51063%     based on        Index-based Rate
         (f)    Note Interest Rate for the CLASS II-A-2   Notes:                     2.78063%     based on        Index-based Rate

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
             $240,707.63 with respect to the GROUP I Student Loans and
             $687,948.92 with respect to the GROUP II Student Loans
         ($0.00000294264 per $1,000 original principal amount of Class I-A-1 Notes,
          $0.00000131534 per $1,000 original principal balance of Class I-A-2 Notes
          $0.00002935459 per $1,000 original principal balance of Class I-B Notes,
          $0.00000513395 per $1,000 original principal balance of Class II-A-1 Notes and
          $0.00000124179 per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                 $776.00 with respect to the GROUP I Notes and
               $2,224.00 with respect to the GROUP II Notes
         ($0.00000000949 per $1,000 original principal amount of Class I-A-1 Notes,
          $0.00000000424 per $1,000 original principal balance of Class I-A-2 Notes
          $0.00000009463 per $1,000 original principal balance of Class I-B Notes,
          $0.00000001660 per $1,000 original principal balance of Class II-A-1 Notes and
          $0.00000000401 per $1,000 original principal balance of Class II-A-2 Notes);

(xviii)  (a)     Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                        $52.49 with respect to the GROUP I Student Loans
                 $2,822,171.01 with respect to the GROUP II Student Loans

         (b)     Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                    with respect to the GROUP I Student Loans
                                                                                          # of
                                                                                          Loans                        $ Amount
                     30-60 Days Delinquent                                                 218                        $4,159,657
                     61-90 Days Delinquent                                                  94                        $1,716,061
                     91-120 Days Delinquent                                                 34                          $590,632
                     More than 120 Days Delinquent                                          91                        $1,910,385
                     Claims in Process                                                     474                          $439,568

                               and with respect to the GROUP II Student Loans.
                                                                                         # of
                                                                                         Loans                          $ Amount
                     30-60 Days Delinquent                                               1,097                        $10,857,684
                     61-90 Days Delinquent                                                 464                        $5,221,582
                     91-120 Days Delinquent                                                212                        $2,422,498
                     More than 120 Days Delinquent                                         111                        $1,347,421
                     Claims in Process                                                   1,997                        $1,481,593
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
(xviiii) Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                    $169,902.37

(xx)     Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:                                                                                                         $0.00

(xxi)    Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
         Group II Notes Guaranty Insurance Policy                                                                        $0.00


(xxii)   (A) with respect to the GROUP I INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                       $0.00;
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                     $0.00;
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                               $2,903.08;
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                   $0.00;
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                                                                                                                         $0.00; and
         (B) with respect to the GROUP II INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                       $0.00;
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                     $0.00;
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                              $24,120.86;
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                   $0.00;
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                                                                                                                          $0.00

(xxiii)  the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                                 $0.00;
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                                 $0.00;
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                                       $0.00;
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                                     $0.00; and
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                                    $0.00.

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